UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

GOHEALTH, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 West Huron St.

Chicago, Illinois 60654

(Address of principal executive offices) (Zip Code)

(312) 386-8200

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GOCO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2022, the stockholders of GoHealth, Inc., a Delaware corporation (the “Company”), approved a proposal at a special meeting of stockholders (the “Special Meeting”) to amend the Company’s Amended & Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split (“Reverse Stock Split”) of the Company’s Class A common stock, par value $0.0001, and Class B common stock, par value $0.0001 (together, the “Common Stock”), at a ratio between one-for-five (1:5) and one-for-fifteen (1:15) (the “Split Ratio Range”), with the final determination of a ratio within the Split Ratio Range to be approved by the Board following stockholder approval. Following the Special Meeting, the Company’s Board of Directors approved a final split ratio of one-for-fifteen (1:15). Following such approval, the Company filed an amendment to its Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect the reverse stock split, with an effective time of 11:59 p.m. Eastern Time on November 17, 2022.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to a fractional share of Common Stock are instead entitled to receive a proportional cash payment.

The description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of GoHealth, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2022	GoHealth, Inc. (Registrant)

	By:	/s/ Brian Farley
	Name:	Brian Farley
	Title:	Chief Legal Officer and Secretary